UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2024

SENSUS HEALTHCARE, INC.

(Exact name of Company as specified in its charter)

Delaware	001-37714	27-1647271
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

851 Broken Sound Pkwy., NW # 215, Boca Raton, Florida	33487
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (561) 922-5808

______________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SRTS	Nasdaq Stock Market, LLC

Indicate by check mark whether the Company is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SENSUS HEALTHCARE, INC.

FORM 8-K

CURRENT REPORT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On January 11, 2024, the Board of Directors (the “Board”) of Sensus Healthcare, Inc. (the “Company”) appointed Michael Sardano (“Mr. Sardano”) as a director, effective February 1, 2024. He will serve as a Class II director, with a term expiring at the Company’s annual meeting in 2026. Mr. Sardano was not appointed to, and will not serve as a member of, any committee of the Board. There is no arrangement or understanding between Mr. Sardano and any other person pursuant to which Mr. Sardano was appointed to the Board.

Mr. Sardano is the son of the Company’s Chairman and Chief Executive Officer, Joseph C. Sardano, and has been employed as the Company’s President, General Counsel, and Corporate Secretary since February 2022. Prior to that, Mr. Sardano served as the Company’s Vice President and General Counsel from January 2018 to February 2022, General Counsel/Director of Governance and Regulatory from January 2017 to December 2017, Corporate Counsel/Director of Governance and Regulatory from January 2016 to December 2016, and Corporate Counsel and Quality Assurance and Regulatory Affairs Manager from August 2013 to December 2015. The information called for by Item 404(a) of Regulation S-K with respect to Mr. Sardano is set forth in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on May 1, 2023, which information is incorporated herein by reference. Other than Mr. Sardano’s employment by the Company and receipt of compensation relating thereto, he is not a party to any transaction that would be required to be disclosed under Section 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSUS HEALTHCARE, INC.

Date: January 18, 2024	By:	/s/ Javier Rampolla
Javier Rampolla
Chief Financial Officer

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